AMENDMENT NO. 3
                            AVONDALE INDUSTRIES, INC.
                       RESTATED SUPPLEMENTAL PENSION PLAN


         WHEREAS, Avondale Industries, Inc., a corporation organized and existing under the laws of the State of Louisiana, adopted the Restated Supplemental Pension Plan (the "Plan") effective January 1, 1988 to replace the Avondale Shipyards, Inc. Revised Supplemental Pension Plan;

         WHEREAS, Avondale Industries, Inc. reserved the right to amend the Plan by resolution of the Board of Directors;

         NOW, THEREFORE, as authorized by Section 6.2, the Plan is hereby amended as follows:

                                       I.

         The  definition  of Final  Average  Monthly  Compensation  contained in
Section 1.6 of the Plan is hereby amended by adding thereto the following sentence:

         For purposes of determining a Participant's Final Average Monthly Compensation, a Participant who has deferred all or a portion of his compensation shall have that compensation considered in the year earned rather than in the year paid.

                                       II.

         Except as amended hereby, the Plan shall remain in full force and effect

         Executed this 5th day of May, 1998.


                                                 AVONDALE INDUSTRIES, INC.


/s/ George E. White, Jr.                         By: /s/ Thomas M. Kitchen
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/s/ Jackie H. Walker
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